EXHIBIT 10.2




                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of April 11, 1996, made by CALIFORNIA INDEMNITY INSURANCE COMPANY, a California corporation (the "Pledgor"), in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent (together with any successor(s) thereto in such capacity, the "Agent") for each of the Lender Parties (as defined below).


                              W I T N E S S E T H:

         WHEREAS, pursuant to a Credit Agreement, dated as of even date herewith (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Sierra Health Services, Inc., a Nevada corporation (the "Company"), the several financial institutions as are, or may from time to time become, parties thereto (individually a "Lender" and collectively the "Lenders") and the Agent, the Lenders have extended Commitments to make Loans to the Company; and

         WHEREAS, as a condition precedent to the making of the initial Loans under the Credit Agreement, the Pledgor is required to execute and deliver this Pledge Agreement; and

         WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

         WHEREAS, the Pledgor is an indirect wholly-owned subsidiary of the Company and it is in the best interests of the Pledgor to execute this Pledge Agreement inasmuch as the Pledgor will derive substantial direct and indirect benefits from the Loans made from time to time to the Company by the Lenders pursuant to the Credit Agreement;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans to the Company pursuant to the Credit Agreement, the Pledgor agrees, for the benefit of each Lender Party, as follows:


                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Agent" is defined in the preamble.

         "Collateral" is defined in Section 2.1.

         "Company" is defined in the first recital.


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         "Credit Agreement" is defined in the first recital.

         "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

         "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

         "Lender" is defined in the first recital.

         "Lender Party" means, as the context may require, any Lender or the Agent and each of its respective successors, transferees and assigns.

         "Lenders" is defined in the first recital.

         "Pledge Agreement" is defined in the preamble.

         "Pledged Property" means all Pledged Shares and all other pledged shares of capital stock, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Agent or may from time to time hereafter be delivered by the Pledgor to the Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

         "Pledged Shares" means, collectively, all shares of capital stock of each now existing or hereafter created or acquired Subsidiary of the Company (but excluding, subject to Section 8.16 of the Credit Agreement, Excluded Subsidiaries), including, without limitations, the shares of capital stock identified in Attachment 1 hereto which are delivered by the Pledgor to the Agent as Pledged Property hereunder.

         "Pledgor" is defined in the preamble.

         "Secured Obligations" is defined in Section 2.2.


         "U.C.C." means the Uniform Commercial Code as in effect in the State of California.

         SECTION 1.1. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         SECTION 1.2. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

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                                   ARTICLE II
                                     PLEDGE

         SECTION 2.1. Grant of Security Interest. The Pledgor hereby pledges, hypothecates, mortgages and delivers to the Agent, for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in, all of the following property (the "Collateral"):

                  (a) all Pledged Shares, including without limitation those identified in Attachment 1 hereto;

                  (b) all other Pledged Property, whether now or hereafter delivered to the Agent in connection with this Pledge Agreement;

                  (c) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; and

                  (d)  all proceeds of any of the foregoing.

         SECTION 2.2. Security for Obligations. This Pledge Agreement secures the payment in full of all Obligations of the Company and/or any Pledgor Subsidiary now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Company and/or any Pledgor Subsidiary is or may become a party, whether for principal, interest, costs, fees, expenses, or otherwise, (all such obligations of the Company and/or any Pledgor Subsidiary being the "Secured Obligations").

         SECTION 2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares, shall be delivered to and held by or on behalf of the Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

         SECTION 2.4. Dividends on Pledged Shares. In the event that any Dividend is to be paid on any Pledged Share during the continuation of an Event of Default, then any such Dividend or payment shall be paid directly to the Agent.

         SECTION 2.5. Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

                  (a) remain in full force and effect until payment in full of all Secured Obligations and the termination of all Commitments,

                  (b) be binding upon the Pledgor and its successors, transferees and assigns, and

                  (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and each other Lender Party.

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Without  limiting the  foregoing  clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity in accordance with the provisions of Section 11.08 of the Credit Agreement, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.08 of the Credit Agreement. Upon the payment in full of all Secured Obligations and the termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments
representing  or  evidencing  all  Pledged  Shares,   together  with  all  other
Collateral held by the Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

         SECTION 2.6. Security Interest Absolute. All rights of the Agent and the security interests granted to the Agent hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of

                  (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document,

                  (b) the failure of any Lender Party or any holder of any Note

                           (i) to assert any claim or demand or to  enforce  any
                  right or remedy against the Company and/or any Pledgor Subsidiary or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                           (ii) to  exercise  any  right or remedy  against  any
                  other guarantor of, or collateral securing, any Obligations of the Company and/or any Pledgor Subsidiary,

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other extension, compromise or renewal of any Obligation of the Company and/or any Pledgor Subsidiary or any other Obligor,

                  (d) any reduction, limitation, impairment or termination of any Obligations of the Company and/or any Pledgor Subsidiary for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Company and/or any Pledgor Subsidiary,

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                  (e)  any   amendment   to,   rescission,   waiver,   or  other
         modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document,

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Obligations, or

                  (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Company and/or any Pledgor Subsidiary, any surety or any guarantor.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. Warranties, etc. The Pledgor represents and warrants unto each Lender Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares) by the Pledgor to the Agent of any Collateral, as set forth in this Article.

         SECTION 3.1.1. Organization, etc. The Pledgor makes and affirms the representations and warranties as to itself set forth in Section 6.01 of the Credit Agreement which are hereby incorporated herein by reference and made a part hereof.

         SECTION 3.1.2. Due Authorization, Non-Contravention, etc. The Pledgor makes and affirms the representations and warranties as to itself set forth in
Section 6.02 of the Credit Agreement which are hereby incorporated herein by reference and made a part hereof.

         SECTION 3.1.3. Validity, etc. The Pledgor makes and affirms the representations and warranties as to itself set forth in Section 6.04 of the Credit Agreement which are hereby incorporated herein by reference and made a part hereof.

         SECTION 3.1.4. Ownership, No Liens, etc. The Pledgor makes and affirms the representations and warranties as to itself set forth in Section 6.09 of the Credit Agreement which are hereby incorporated herein by reference and made a part hereof.

         SECTION 3.1.5. Valid Security Interest. The Pledgor makes and affirms the representations and warranties as to itself set forth in Section 6.14(a) of the Credit Agreement which are hereby incorporated herein by reference and made a part hereof.

         SECTION 3.1.6. As to Pledged Shares. The Pledgor makes and affirms the representations and warranties as to itself set forth in Section 6.10 of the Credit Agreement which are hereby incorporated herein by reference and made a part hereof.

         SECTION 3.1.7. Authorization, Approval, etc. The Pledgor makes and affirms the representations and warranties as to itself set forth

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in Section 6.03 of the Credit Agreement which are hereby  incorporated herein by reference and made a part hereof.

         SECTION 3.1.8. Compliance with Laws. The Pledgor makes and affirms the representations and warranties as to itself set forth in Section 6.07(a) of the Credit Agreement which are hereby incorporated herein by reference and made a part hereof.


                                   ARTICLE IV
                                    COVENANTS

         SECTION 4.1. Protect Collateral. Except as authorized in the Credit Agreement, the Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Agent hereunder). The Pledgor will warrant and defend the right and title herein granted unto the Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever.

         SECTION 4.2. Further Assurances. Pledgor affirms the covenants as to itself set forth in Section 7.13 of the Credit Agreement, which covenants are incorporated herein by reference and made a part hereof.

         SECTION 4.3. Stock Powers, etc. The Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Agent. The Pledgor will, from time to time upon the request of the Agent, promptly deliver to the Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Agent, with respect to the Collateral as the Agent may reasonably request and will, from time to time upon the request of the Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Agent, subject to compliance with Applicable Regulatory Requirements.

         SECTION 4.4. Continuous Pledge. The Pledgor will, at all times, keep pledged to the Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral.

         SECTION 4.5.  Voting Rights; Dividends, etc.  The Pledgor agrees:

                  (a) after any Default or an Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Pledgor and without any request therefor by the Agent, to deliver (properly endorsed where required hereby or requested by the Agent) to the Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Agent as additional Collateral for use in accordance with Section 6.3; and

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                  (b) after any Event of  Default  shall  have  occurred  and be continuing and the Agent has notified the Pledgor of the Agent's intention to exercise its voting power under this Section 4.5(b)

                           (i) the Agent may,  subject to Applicable  Regulatory
                  Requirements, exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and the Pledgor hereby grants the Agent an irrevocable proxy, exercisable only under such circumstances, to vote the Pledged Shares and such other Collateral; and

                           (ii) promptly to deliver to the Agent such additional
                  proxies and other documents as may be necessary to allow the Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Agent, shall, until delivery to the Agent, be held by the Pledgor separate and apart from its other property in trust for the Agent. The Agent agrees that unless an Event of Default shall have occurred and be continuing and the Agent shall have given the notice referred to in Section 4.5(b) and complied with Applicable Regulatory Requirements, the Pledgor shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).


                                    ARTICLE V
                                    THE AGENT

         SECTION 5.1. Agent Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

                  (a) after the occurrence and continuance of an Event of Default, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

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                  (c) to file any  claims or take any  action or  institute  any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest. Any attempt by the Agent or any of the Lender Parties to exercise any voting control or otherwise control any Subsidiary subject to regulation by state insurance regulatory authorities shall be in accordance with Applicable Regulatory Requirements.

         SECTION 5.2. Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.4.

         SECTION 5.3. Agent Has No Duty. The powers conferred on the Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or responsibility for

                  (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Agent has or is deemed to have knowledge of such matters, or

                  (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION 5.4. Reasonable Care. The Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                   ARTICLE VI
                                    REMEDIES

         SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without

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         notice  except as  specified  below,  sell the  Collateral  or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b)  The Agent may

                           (i) transfer all or any part of the  Collateral  into
                  the name of the Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                           (ii) notify the parties obligated on any of the Collateral to make payment to the Agent of any amount due or to become due thereunder,

                           (iii) enforce  collection of any of the Collateral by
                  suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                           (iv) endorse any checks, drafts, or other writings in
                  the Pledgor's name to allow collection of the Collateral,

                           (v) take control of any proceeds of the Collateral, and

                           (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

                  (c) Any transfer of, or exercise of control with respect to, the Collateral by the Agent shall be subject to Applicable Regulatory Requirements.

         SECTION 6.2. Compliance with Restrictions. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to

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the  distribution  or resale  of such  Collateral),  or in order to  obtain  any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         SECTION 6.3. Application of Proceeds. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Agent pursuant to Section 10.07 of the Credit Agreement and Section 6.4) in whole or in part by the Agent against, all or any part of the Secured Obligations in such order as the Agent shall elect.

         Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations, and the termination of all Commitments, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION 6.4. Indemnity and Expenses. The Pledgor hereby agrees to and affirms its obligations under Sections 10.07 and 11.05 of the Credit Agreement which are incorporated herein by reference and made a part hereof.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         SECTION 7.1. Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 7.2. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be given, made or entered into in accordance with Section 11.01 of the Credit Agreement, which
Section is incorporated herein by reference and made a part hereof.

         SECTION 7.3. Protection of Collateral. The Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Agent may from time to time take any other action which the Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

         SECTION 7.4. Notices. All notices and other communications provided for hereunder shall be delivered in accordance with Section

11.02 of the Credit Agreement, which Section is incorporated herein by reference and made a part hereof.

         SECTION 7.5. Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

         SECTION 7.6. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         SECTION 7.7.  Governing Law, Entire Agreement, etc.  Sections
11.15 and 11.17 of the Credit Agreement are incorporated by reference herein and made a part hereof.

         SECTION 7.8. Forum Selection and Consent to Jurisdiction. ANY LEGAL ACTION, PROCEEDING OR LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDER PARTIES OR THE PLEDGOR MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF CALIFORNIA OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BY THE EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT, THE PLEDGOR HEREBY CONSENTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY AND EXPRESSLY AND IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE AGENT, THE LENDER PARTIES AND THE PLEDGOR FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY ANY MEANS PERMITTED BY CALIFORNIA LAW INCLUDING BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF CALIFORNIA. THE AGENT, THE LENDER PARTIES AND THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE AGENT, THE LENDER PARTIES AND THE PLEDGOR HAVE OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO THEM OR THEIR PROPERTY, THE AGENT, THE LENDER PARTIES AND THE PLEDGOR HEREBY IRREVOCABLY WAIVE SUCH IMMUNITY IN RESPECT OF THEIR OBLIGATIONS UNDER THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 7.9. Waiver of Jury Trial. THE PLEDGOR, THE LENDER PARTIES AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS PLEDGE AGREEMENT, THE OTHER LOAN DOCUMENTS, ANY COURSE

OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PLEDGOR, THE LENDER PARTIES OR THE AGENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PLEDGOR, THE LENDER PARTIES AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS PLEDGE AGREEMENT, OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS. THE PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDER PARTIES ENTERING INTO THIS PLEDGE AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                CALIFORNIA INDEMNITY INSURANCE COMPANY

                                By:               /S/ LEE SPITLER
                                Title:          President

                                Address:        5627 Gibraltar Drive
                                                Pleasanton, CA 94566-9025

                                Facsimile No.:           510/416-0771
                                Attention:               Lee Spitler, President


                                BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Agent

                                By   /S/ RUTH Z. EDWARDS
                              Title: Vice President

                                Address: Agency Management Services #5596 1455 Market Street
                                                12th Floor
                                                San Francisco, CA
                                                94103


                                Facsimile No.: (415) 622-4894
                                Attention:               Vice President

                                  ATTACHMENT 1
                                       to
                                Pledge Agreement








                                 Pledged Shares

                                  Common Stock



      Authorized                Outstanding               % of Shares
       Shares                    Shares                    Pledged

                                                            100%